                                                                       EXHIBIT 5


                      ML LIFE INSURANCE COMPANY OF NEW YORK
                    A SUBSIDIARY OF MERRILL LYNCH & Co., Inc.
    HOME OFFICE: 2 WORLD FINANCIAL CENTER, 5TH FLOOR, NEW YORK, NY 10281-6100
           SERVICE CENTER: P.O. BOX 44222, JACKSONVILLE, FL 32231-4222


                  -----------
                     Draft              MERRILL LYNCH
ANNUITIES          8-12-2002            IRA ANNUITY(SM)         APPLICATION FOR
                  -----------                                   VARIABLE ANNUITY

In this form, the terms you and your refer to the owner. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to ML Life Insurance Company of New York.

The Definition of Replacement form must be completed and signed prior to taking an application. If the answer to any question on the Definition of Replacement form is "yes," additional requirements apply.

1 CONTRACT INFORMATION
  ------------------------------------------------    ------------------------------------------------------------------------------
  Merrill Lynch account number  State of purchase     What type of contract  [ ] Individual Retirement Annuity (IRA)
                                                      are you applying for?  [ ] Merrill Lynch Custodial IRA
  ------------------------------------------------    (check only one)       [ ] Merrill Lynch Custodial Roth IRA
                                                      ------------------------------------------------------------------------------


2 OWNER INFORMATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)                                          [ ] Male    Birthdate (m/d/y)
                                                                                   [ ] Female
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                          City              State       Zip code      Social Security or Tax ID Number

  ----------------------------------------------------------------------------------------------------------------------------------
  E-mail address                                         Telephone number                      FAX number

  ----------------------------------------------------------------------------------------------------------------------------------

3 ANNUITANT INFORMATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)                                          [ ] Male    Birthdate (m/d/y)
                                                                                   [ ] Female
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                          City              State       Zip code      Social Security or Tax ID Number

  ----------------------------------------------------------------------------------------------------------------------------------

4 JOINT ANNUITANT INFORMATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)                                          [ ] Male    Birthdate (m/d/y)
                                                                                   [ ] Female
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                          City              State       Zip code      Social Security or Tax ID Number

  ----------------------------------------------------------------------------------------------------------------------------------

5 BENEFICIARY INFORMATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number [ ] Primary     Percent
                                                                                                             [ ] Contingent
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                   City                             State      Zip code

  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number [ ] Primary     Percent
                                                                                                             [ ] Contingent
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                   City                             State      Zip code

  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number [ ] Primary     Percent
                                                                                                             [ ] Contingent
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                   City                             State      Zip code

  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number [ ] Primary     Percent
                                                                                                             [ ] Contingent
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                   City                             State      Zip code

  ----------------------------------------------------------------------------------------------------------------------------------
  If you need more space, use Section 17 or attach and sign a separate sheet.

6 INITIAL PREMIUM
  ---------------------------------------
  (Minimum $25,000)
  $
  ---------------------------------------

                                                                     Page 1 of 4
MLNY072

7 CONTRIBUTIONS FOR IRAs - Complete this section ONLY if you are purchasing an IRA contract which will not be held in a Merrill
  Lynch Retirement Plan Account. Please specify premium amount by the tax year and type of contribution.
  ----------------------------------------------------------------------------------------------------------------------------------
  Current Tax Year                  Prior Tax Year                       Rollover Amount                    Transfer Amount
  $                                 $                                    $                                  $
  ----------------------------------------------------------------------------------------------------------------------------------

8 CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been)
  surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?
  [ ] YES - Please provide details below.  Additional state requirements may apply and                    [ ] NO
      the appropriate replacement paperwork must be included with this application.
  ----------------------------------------------------------------------------------------------------------------------------------
  Company                                       Contract number                Issue date (m/d/y)        Original premium
                                                                                                         $
  ----------------------------------------------------------------------------------------------------------------------------------
  Company                                       Contract number                Issue date (m/d/y)        Original premium
                                                                                                         $
  ----------------------------------------------------------------------------------------------------------------------------------

  If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual. Non-qualified contracts cannot be combined with IRA or 403(b) contracts.


9 PREMIUM ALLOCATION - Choose up to [18] investment options.

-------------------------------------------------------------------------
                                               DOLLAR COST   AUTOMATIC
                                               AVERAGING     INVESTMENT
                                  INITIAL       PROGRAM      FEATURE
       INVESTMENT OPTIONS         PREMIUM      (OPTIONAL)    (OPTIONAL)
-------------------------------------------------------------------------
                                           [ ] From
[AIM Constellation]                     %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[AIM Value]                             %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[Alliance Growth & Income]              %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[Alliance Premier Growth]               %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[American Century Equity Income]        %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[American Bond]                         %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[American Funds Growth Fund]            %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[American Funds Income]                 %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[American Investment]                   %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[Davis NY Venture]                      %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[Delaware Trend]                        %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[Fidelity Advisor Equity Growth]        %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[Fidelity Advisor Mid Cap]              %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[Fidelity Advisor Overseas Fund]        %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[Lord Abbett Bond Debenture]            %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[Lord Abbett Mid Cap Value]             %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[MFS Core Growth]                       %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[MFS Mid Cap Growth]                    %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[MFS Research International]            %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[ML Basic Value]                        %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[ML Bond Core]                          %  [ ] To         %           %
-------------------------------------------------------------------------
                                           [ ] From
[ML Fundamental Growth]                 %  [ ] To         %           %
-------------------------------------------------------------------------



----------------------------------------------------------------------------
                                               DOLLAR COST      AUTOMATIC
                                                AVERAGING       INVESTMENT
                                   INITIAL       PROGRAM         FEATURE
       INVESTMENT OPTIONS          PREMIUM      (OPTIONAL)      (OPTIONAL)
----------------------------------------------------------------------------
                                            [ ] From
[ML Global Allocation]                   %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[ML Ready Assets Trust]                  %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[ML S&P 500 Index]                       %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[ML Small Cap Value]                     %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[ML US Govt. Mortgage]                   %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Oppenheimer Global]                     %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Oppenheimer Main Street G&I]            %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Oppenheimer Quest Opportunity]          %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[PIMCO Renaissance]                      %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[PIMCO Small Cap Value]                  %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[PIMCO Total Return]                     %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Putnam Fund for Growth & Income]        %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Putnam International Growth]            %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Putnam Voyager]                         %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Seligman Small Cap Value]               %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Templeton Foreign]                      %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Templeton Growth]                       %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Van Kampen Aggressive Growth]           %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Van Kampen Comstock]                    %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
[Van Kampen Equity-Income]               %  [ ] To        %              %
----------------------------------------------------------------------------
                                            [ ] From
                                         %  [ ] To
----------------------------------------------------------------------------
                                            [ ] From
                                         %  [ ] To
----------------------------------------------------------------------------
TOTAL                                100 %            100 %          100 %



                                                                     Page 2 of 4
MLNY072

10  GUARANTEED MINIMUM INCOME BENEFIT (GMIB) - If you and any joint annuitant are not older than 75, would you like to select the
    GMIB?
    [ ] Yes - Election of this benefit is irrevocable. There is an additional annual fee for this benefit.
    [ ] No.

11  ASSET ALLOCATION PROGRAM - Under the Asset Allocation Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages for your selected Asset Allocation Model. Would you like to select the Asset
    Allocation Program?
    [ ] YES - Please select one of the following models. (Do not complete Section 9)                             [ ] NO
    --------------------------------------------------------------------------------------------------------------------------------
       [ ] Capital Preservation     [ ] Current Income     [ ] Income and Growth     [ ] Long-Term Growth     [ ] Aggressive Growth
    --------------------------------------------------------------------------------------------------------------------------------

12  REBALANCING PROGRAM - We will allocate premiums and rebalance your contract value each specified calendar period based on the investment options and percentages you select in Section 9. Would you like to elect the Rebalancing Program?

    [ ] YES - Please provide allocations in the Initial Premium column in Section 9 and indicate frequency below.        [ ] NO
    -------------------------------------------------------------------------------
    Rebalancing Frequency     [ ] Quarterly     [ ] Semi-annually     [ ] Annually
    -------------------------------------------------------------------------------

13  SYSTEMATIC WITHDRAWAL PROGRAM - Would you like to make systematic withdrawals?
    [ ] YES - Please provide details below.                                                                              [ ] NO
    --------------------------------------------------------------------------------------------------------------------------------
    Withdrawal amount (minimum $100)            Start date (m/d/y)              End date (m/d/y)
    $
    --------------------------------------------------------------------------------------------------------------------------------
    Payment Frequency  [ ] Monthly      [ ] Semi-annually    Payment Destination  [ ] Your Merrill Lynch account listed in Section 1
                       [ ] Quarterly    [ ] Annually                              [ ] Your address listed in Section 2
    --------------------------------------------------------------------------------------------------------------------------------
    Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a 10% IRS tax penalty, unless you roll the withdrawal into another tax qualified plan.

14  DOLLAR COST AVERAGING PROGRAM - Would you like to use this feature to reallocate a fixed amount each month from a designated investment option to other selected investment options? (Not available if the Asset Allocation or Rebalancing Program has been selected.)
    [ ] YES - Please provide details below and in the Dollar Cost Averaging Program column in Section 9.        [ ] NO
    --------------------------------------------------------------------------------------------------------------------------------
    Amount to be transferred monthly (minimum $100)     Start date (m/d/y)     Number of transfers (minimum 3 months)
    $
    --------------------------------------------------------------------------------------------------------------------------------

15  AUTOMATIC INVESTMENT FEATURE - Periodic premiums will be systematically debited from the Merrill Lynch account listed in
    Section 1. Would you like to elect the Automatic Investment Feature?
    [ ] YES - Please provide details below and in Section 9. (Do not include allocations for this program in    [ ] NO
        Section 9 if the Asset Allocation or Rebalancing Program has been selected.)
    --------------------------------------------------------------------------------------------------------------------------------
    Amount of periodic premium (minimum $50) Frequency [ ] Monthly    [ ] Semi-annually Start date (m/d/y) Optional end date (m/d/y)
    $                                                  [ ] Quarterly  [ ] Annually
    --------------------------------------------------------------------------------------------------------------------------------

16  TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE.

    Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

    IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX        [ ] No income tax to be withheld
    FROM YOUR WITHDRAWALS AT THE RATE OF 10%.              [ ] Income tax to be withheld ____% (use whole percentages)

17  PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------


                                                                     Page 3 of 4
MLNY072

18  YOUR SIGNATURE(S) VERIFIES THAT:
    - YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE AND TRUE TO THE BEST OF YOUR KNOWLEDGE.
    - YOU AGREE THAT THIS APPLICATION SHALL BE PART OF THE VARIABLE ANNUITY CONTRACT.
    - YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUSES FOR THE CONTRACT AND THE UNDERLYING FUNDS BEFORE YOU PURCHASED THIS
      CONTRACT AND DETERMINED THE VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU
      UNDERSTAND THAT IT IS A LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.
    - YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS
      YOU SELECT AND THE CONTRACT'S CHARGES AND FEES. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU
      PAID, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.
    - YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS
      YOU SELECT BUT WILL NOT BE LESS THAN THE GUARANTEED MINIMUM DEATH BENEFIT.
    - YOU UNDERSTAND THAT TAX ADVANTAGES PROVIDED BY A VARIABLE ANNUITY (I.E. TAX-DEFERRAL) ARE ALREADY AVAILABLE WITH TAX
      QUALIFIED PLANS, INCLUDING IRAS, AND THAT YOU ARE PURCHASING THIS CONTRACT FOR THE FEATURES AND BENEFITS IT PROVIDES, SUCH AS
      A GUARANTEED MINIMUM DEATH BENEFIT AND A GUARANTEED ABILITY TO ANNUITIZE.
    - IF YOU ARE OVER AGE 70 1/2 YOU ACKNOWLEDGE THAT YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS FROM THIS CONTRACT TO SATISFY YOUR
      MINIMUM DISTRIBUTION REQUIREMENT.
    - YOU UNDERSTAND THAT ELECTION OF THE GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB), IS IRREVOCABLE AND THAT AN ADDITIONAL
      ANNUAL FEE WILL BE CHARGED. YOU ALSO UNDERSTAND THAT GMIB DOES NOT GUARANTEE A CONTRACT VALUE, CASH VALUE, MINIMUM DEATH
      BENEFIT, OR MINIMUM INVESTMENT RETURN FOR ANY INVESTMENT OPTION. GMIB IS BASED ON CONSERVATIVE ANNUITY PAYOUT FACTORS AND
      SHOULD BE REGARDED AS A SAFETY NET ONLY.
    - YOU UNDERSTAND THAT IF YOU HAVE ELECTED THE GMIB RIDER, YOU MAY BE REQUIRED TO TAKE MINIMUM DISTRIBUTIONS BEFORE YOU ARE ABLE
      TO ANNUITIZE UNDER THE GMIB RIDER AND THIS BENEFIT MAY NOT BE APPROPRIATE.
    - YOU UNDERSTAND THAT THIS ANNUITY CONTRACT HAS A 1.30% ASSET-BASED INSURANCE CHARGE AND A CONTINGENT DEFERRED SALES CHARGE
      EQUAL TO 7%, 6%, 5%, 4%, 3%, 2%, 1% IN THE FIRST 7 YEARS, RESPECTIVELY, AFTER A PREMIUM PAYMENT.
    - YOU UNDERSTAND THAT ML LIFE INSURANCE COMPANY OF NEW YORK OFFERS MORE THAN ONE VARIABLE ANNUITY CONTRACT. THESE CONTRACTS
      HAVE DIFFERENT FEATURES, CHARGES, FUND SELECTIONS AND MANAGERS, AND MINIMUM INITIAL PREMIUMS. A CONTRACT'S ASSET-BASED
      INSURANCE CHARGE MAY BE HIGHER OR LOWER THAN ANOTHER CONTRACT'S ASSET-BASED INSURANCE CHARGE OR MORTALITY AND EXPENSE RISK
      CHARGE. SOME CONTRACTS MAY OFFER A CREDIT TO THE CONTRACT VALUE, THE AMOUNT OF WHICH DEPENDS ON THE CONTRACT VALUE. THIS
      CREDIT, WHEN APPLIED, EFFECTIVELY REDUCES THE LEVEL OF ASSET-BASED INSURANCE CHARGE. CONTRACTS MAY IMPOSE A CONTINGENT
      DEFERRED SALES CHARGE THAT MAY VARY BY AMOUNT AND DURATION. THE CHARGES, CHARGE DURATIONS, INVESTMENT OPTIONS, FUND MANAGERS
      AND OTHER PRODUCT FEATURES ARE FULLY DESCRIBED IN THE APPLICABLE CONTRACT AND ITS PROSPECTUS.
    ================================================================================================================================
    UNDER PENALTY OF PERJURY YOU CERTIFY THAT:
    1. YOUR SOCIAL SECURITY OR TAX ID NUMBER OR NUMBERS INDICATED ON PAGE 1 ARE CORRECT;
    2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) YOU HAVE NOT BEEN
       NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
       ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU ARE
       REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.); AND
    3. YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
    THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID
    BACKUP WITHHOLDING.
    ================================================================================================================================
    --------------------------------------------------------------------------------------------------------------------------------
    Owner's signature                         Date (m/d/y)                     Signed at (city and state)

    --------------------------------------------------------------------------------------------------------------------------------

19  FINANCIAL ADVISOR'S VERIFICATION - The Financial Advisor selling this annuity must complete and sign.
    1. Have current prospectuses for the contract and the underlying funds been given to the client?  [ ] YES        [ ] NO
    2. Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application or is any such
       action likely to occur?                                                                        [ ] YES        [ ] NO
    3. I hereby certify that only sales material approved by ML Life Insurance Company of New York was used in this sale, and that
       copies of all sales material used in this sale were left with the applicant.                   [ ] YES        [ ] NO
    4. Select one of the following commission choices.  If no option is selected, your commission will default to Option 1.
                                                                                                      [ ] OPTION 1   [ ] OPTION 2
    --------------------------------------------------------------------------------------------------------------------------------
    Financial Advisor's name (please print)                            Financial Advisor's telephone number

    --------------------------------------------------------------------------------------------------------------------------------
    Financial Advisor's signature                                      Date (m/d/y)                FA or Pool authorizing number

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
    AT YOUR SERVICE                            ML LIFE INSURANCE COMPANY OF NEW YORK - SERVICE CENTER
    Our business hours are 8:30 a.m. to
    6:00 p.m., Eastern time, Monday            OUR MAILING ADDRESS:                           OUR ADDRESS FOR OVERNIGHT MAIL:
    through Friday.  Our automated voice       P. O. Box 44222                                4804 Deer Lake Drive East
    response system is available 24 hours      Jacksonville, FL  32231-4222                   Jacksonville, FL  32246
    a day, 7 days a week.
                                               OUR TELEPHONE NUMBER: 1-800-333-6524           OUR FAX NUMBER: 1-888-329-6544


                                                                     Page 4 of 4
MLNY072